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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 23, 2006

                         INTERVEST MORTGAGE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           New York                                            13-3415815
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


1 Rockefeller Plaza, Suite 400 New York, New York              10020-2002
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    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION  1  -  REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On February 23, 2006, the Board of Directors of the registrant's parent company, Intervest Bancshares Corporation, approved cash bonus payments to the following executive officers in the following amounts: Jerome Dansker - $82,500; Lowell S. Dansker - $45,000; and Lawrence G. Bergman - $22,500. Of these amounts, a total of $45,000 will be paid by the registrant. The amounts will be reflected as an expense in the first quarter of 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        INTERVEST MORTGAGE CORPORATION

Date:     February  23,  2006           By:  /s/  Lowell S. Dansker
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                                             LOWELL S. DANSKER, PRESIDENT
                                             (Principal Executive and
                                             Financial Officer)